                                                                   Exhibit 10.16

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                              NCS HEALTHCARE, INC.
                                   AS BORROWER


                            THE LENDERS NAMED HEREIN
                                   AS LENDERS


                               BANK ONE, MICHIGAN
                                  BANK ONE, NA
                               NATIONAL CITY BANK
                                  AS CO-AGENTS

                                       AND


                                 [LOGO KEYBANK]


                          KEYBANK NATIONAL ASSOCIATION
                                  AS A LENDER,
               THE SWING LINE LENDER, THE LETTER OF CREDIT ISSUER
            AND AS THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT


                              ---------------------

                                 AMENDMENT NO. 3
                                   DATED AS OF
                                 AUGUST 3, 1999
                                       TO
                                CREDIT AGREEMENT
                                   DATED AS OF
                                  JUNE 1, 1998
                              ---------------------


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
                      AMENDMENT NO. 3 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of August 3, 1999 ("THIS AMENDMENT"), among the following:

                  (i) NCS HEALTHCARE, INC., a Delaware corporation (herein, together with its successors and assigns, the "BORROWER");

                  (ii)  the Lenders party hereto;

                  (iii) BANK ONE, MICHIGAN; BANK ONE, NA; and NATIONAL CITY BANK, as Lenders and as Co-Agents; and

                  (iv) KEYBANK NATIONAL ASSOCIATION, a national banking association, as a Lender, the Swing Line Lender, the Letter of Credit Issuer, and as the Administrative Agent and the Collateral Agent under the Credit Agreement:

         PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders named therein, the Swing Line Lender and the Administrative Agent entered into the Credit Agreement, dated as of June 1, 1998, as amended by Amendment No. 1 thereto, dated as of July 13, 1998, and Amendment No. 2 thereto, dated as of March 3, 1999 (as so amended and in effect immediately prior to the effective date of this Amendment, the "CREDIT AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

         (2) The parties hereto desire to change certain of the terms and provisions of the Credit Agreement, all as more fully set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         1.   SECTION AMENDMENTS, ETC.

         1.1. PERMANENT REDUCTION IN TOTAL GENERAL REVOLVING COMMITMENT. Effective on the Effective Date of this Amendment provided for in section 4 hereof, (i) the Total General Revolving Commitment is permanently reduced from $245,000,000 to $235,000,000, and (ii) the Lenders party hereto waive any requirement for prior notice of such reduction under section 4.2 or any other applicable provision of the Credit Agreement.

         1.2. CHANGE IN CERTAIN DEFINITIONS. Effective on the Effective Date of this Amendment provided for in section 4 hereof, section 1.1 of the Credit Agreement is amended by deleting therefrom the definitions of the terms "CONSOLIDATED NET INCOME", "CONSOLIDATED EBIT", "INTEREST COVERAGE RATIO", "MATERIAL ADVERSE EFFECT", "TOTAL INCOME TAX EXPENSE" and "TOTAL INTEREST EXPENSE", and by inserting therein the following defined terms in appropriate alphabetic order:

                  "CONSOLIDATED AMORTIZATION EXPENSE" shall mean, for any period, all amortization expenses of the Borrower and its Subsidiaries, all as determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED DEPRECIATION EXPENSE" shall mean, for any period, all depreciation expenses of the Borrower and its Subsidiaries, all as determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED INCOME TAX EXPENSE" shall mean, for any period, all provisions for taxes based on the net income of the Borrower or any of its Subsidiaries (including, without limitation, any additions to such taxes, and any penalties and interest with respect thereto), and all franchise taxes of the Borrower and its Subsidiaries, all as determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED INTEREST EXPENSE" shall mean, for any period, total interest expense (including that which is capitalized and that which is attributable to Capital Leases, in accordance with GAAP) of the Borrower and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of the Borrower and its Subsidiaries including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and net costs under Hedge Agreements, all as determined in accordance with GAAP.

                  "CONSOLIDATED NET INCOME" shall mean for any period, the net income (or loss), without deduction for minority interests, of the Borrower and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP.

                  "CONSOLIDATED EBITDA" shall mean, for any period, Consolidated Net Income for such period; PLUS (A) the sum (without duplication) of the amounts for such period of (i) Consolidated Interest Expense, (ii) Consolidated Income Tax Expense, (iii) Consolidated Depreciation Expense, (iv) Consolidated Amortization Expense, (v) amortization or write-off of deferred financing costs and charges for prepayment penalties on prepayment of Indebtedness, and (v) extraordinary and other non-recurring non-cash losses and charges; LESS (B) gains on sales of assets and other extraordinary and non-recurring gains; all as determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, EXCEPT that in computing Consolidated Net Income for purposes of this definition, there shall be excluded therefrom (x) the income, (or loss) of any entity (other than Subsidiaries of the Borrower) in which the Borrower or any of its Subsidiaries has a joint or minority interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of its Subsidiaries during such period, and (y) the income of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary.

                  Notwithstanding anything to the contrary contained herein, (1) in computing the Borrower's Consolidated EBITDA for any Testing Period, in no event shall any extraordinary or non-recurring charges or write-offs with respect to trade receivables or bad debts, even if commonly considered "non-cash" items, be added to Consolidated Net Income, and (2) in computing the Borrower's Consolidated EBITDA for any Testing Period which includes the fiscal quarter ended on or nearest to June 30, 1999, the extraordinary and non-recurring losses and charges of up to $40,000,000 during such fiscal quarter shall be an addition under clause (v) above, even though a portion of such losses and charges may be considered cash items.

                  Notwithstanding anything to the contrary contained herein, in computing the Borrower's Consolidated EBITDA for any Testing Period, such Consolidated EBITDA shall (x) include the appropriate financial items for any person or business unit which has been acquired by the


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


         Borrower for any portion of such Testing Period prior to the date of acquisition, and (y) exclude the appropriate financial items for any person or business unit which has been disposed of by the Borrower, for the portion of such Testing Period prior to the date of disposition.

                  "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of, when used with reference to the Borrower or any of its Subsidiaries, the Borrower and its Subsidiaries, taken as a whole, or when used with reference to any other person, such person and its Subsidiaries, taken as a whole, as the case may be; PROVIDED that a Material Adverse Effect with respect to the Borrower and its Subsidiaries, taken as a whole, shall not be considered to have occurred solely as a result of the occurrence (under the circumstances therein described) of any of the events identified in the letter dated as of August 3, 1999, from the Borrower to the Lenders which specifically refers to this definition.

         1.3. ADDITION OF APPLICABLE PRIME RATE MARGIN TO PRIME RATE LOANS. Effective on the Effective Date of this Amendment provided for in section 4 hereof, sections 2.8(a) and 2.8(b) of the Credit Agreement are amended to read in their entirety as follows:

                2.8. INTEREST. The unpaid principal amount of each General Revolving Loan which is a Prime Rate Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a fluctuating rate per annum which shall at all times be equal to the Prime Rate in effect from time to time PLUS the Applicable Prime Rate Margin (as defined below); and a Eurodollar Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a rate per annum which shall at all times be the Applicable Eurodollar Margin (as defined below) for such General Revolving Loan PLUS the relevant Eurodollar Rate.

                (b) The unpaid principal amount of each Swing Line Revolving Loan which is a Prime Rate Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a fluctuating rate per annum which shall at all times be equal to the Prime Rate in effect from time to time PLUS the Applicable Prime Rate Margin; and a Money Market Rate Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a rate per annum which shall be equal to the Quoted Rate therefor.

         1.4. CHANGE IN INTEREST RATE MARGINS. Effective on the Effective Date of this Amendment provided for in section 4 hereof, section 2.8(g) of the Credit Agreement is amended to read in its entirety as follows:

                (g) As used herein the terms "APPLICABLE PRIME RATE MARGIN" and "APPLICABLE EURODOLLAR MARGIN" shall mean the particular rate per annum determined by the Administrative Agent in accordance with the Pricing Grid Table which appears below, based on the Borrower's ratio of Total Indebtedness to Consolidated EBITDA, as computed in accordance with section 9.6(a) hereof, and such Pricing Grid Table, and the following provisions:

                        (i) Initially, until changed hereunder in accordance
                with the following provisions, the Applicable Prime Rate Margin will be 25.00 basis points per annum and the Applicable Eurodollar Margin will be 225.00 basis points per annum.


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

                        (ii) Commencing with the fiscal quarter of the Borrower
                ended on or nearest to December 31, 1999, and continuing with each fiscal quarter thereafter, the Administrative Agent will determine the Applicable Prime Rate Margin and the Applicable Eurodollar Margin in accordance with the Pricing Grid Table, based on the Borrower's ratio of (x) Total Indebtedness as of the end of the fiscal quarter, to (y) Consolidated EBITDA for the Testing Period ended on the last day of the fiscal quarter, as computed in accordance with section 9.6(a) hereof, and identified in such Pricing Grid Table. Changes in the Applicable Prime Rate Margin and/or the Applicable Eurodollar Margin based upon changes in such ratio shall become effective on the first day of the month following the receipt by the Administrative Agent pursuant to section 8.1(a) or (b) of the financial statements of the Borrower, accompanied by the certificate and calculations referred to in section 8.1(c), demonstrating the computation of such ratio, based upon the ratio in effect at the end of the applicable period covered (in whole or in part) by such financial statements.

                        (iii) Notwithstanding the above provisions, during any
                period when (1) the Borrower has failed to timely deliver its consolidated financial statements referred to in section 8.1(a) or (b), accompanied by the certificate and calculations referred to in section 8.1(c), (2) a Default under section 10.1(a) has occurred and is continuing, or (3) an Event of Default has occurred and is continuing, the Applicable Prime Rate Margin and the Applicable Eurodollar Margin shall each be the highest rate per annum indicated therefor in the Pricing Grid Table, regardless of the Borrower's ratio of Total Indebtedness to Consolidated EBITDA at such time.

                        (iv) Any changes in the Applicable Prime Rate Margin
                and/or the Applicable Eurodollar Margin shall be determined by the Administrative Agent in accordance with the above provisions and the Administrative Agent will promptly provide notice of such determinations to the Borrower and the Lenders. Any such determination by the Administrative Agent pursuant to this section 2.8(g) shall be conclusive and binding absent manifest error.

                               PRICING GRID TABLE
                           (EXPRESSED IN BASIS POINTS)

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                    RATIO OF                            APPLICABLE             APPLICABLE            APPLICABLE
               TOTAL INDEBTEDNESS                       EURODOLLAR             PRIME RATE           FACILITY FEE
                       TO                                 MARGIN                 MARGIN                 RATE
               CONSOLIDATED EBITDA
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
greater than 5.00 to 1.00                                 225.00                  25.00                50.00

- --------------------------------------------------------------------------------------------------------------------
greater than 4.50 to 1.00 and # 5.00 to 1.00              200.00                  12.50                50.00

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greater than 4.00 to 1.00 and # 4.50 to 1.00              175.00                   -0-                 50.00

- --------------------------------------------------------------------------------------------------------------------


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


====================================================================================================================

                    RATIO OF                            APPLICABLE             APPLICABLE            APPLICABLE
               TOTAL INDEBTEDNESS                       EURODOLLAR             PRIME RATE           FACILITY FEE
                       TO                                 MARGIN                 MARGIN                 RATE
               CONSOLIDATED EBITDA
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
greater than 3.50 to 1.00 and # 4.00 to 1.00              162.50                   -0-                 37.50

- --------------------------------------------------------------------------------------------------------------------
greater than 3.00 to 1.00 and # 3.50 to 1.00              137.50                   -0-                 37.50

- --------------------------------------------------------------------------------------------------------------------
less than or equal to 3.00 to 1.00                        112.50                   -0-                 37.50

====================================================================================================================

For the avoidance of doubt, it is agreed that the above changes in section 2.8(g) of the Credit Agreement shall (i) be effective from and after the Effective Date of this Amendment provided for in section 4 hereof, as to all Loans then or thereafter outstanding; and (ii) in no event result in a lower Applicable Eurodollar Margin than would have been applicable if this Amendment had not been executed and delivered.

         1.5. CHANGE IN APPLICABLE FACILITY FEE RATE. Effective on the Effective Date of this Amendment provided for in section 4 hereof, section 4.1(a) of the Credit Agreement is amended to read in its entirety as follows:

                  4.1. FEES. (a) The Borrower agrees to pay to the Administrative Agent a Facility Fee ("FACILITY FEE") for the account of each Non-Defaulting Lender which has a General Revolving Commitment for the period from and including the Effective Date to but not including the date the Total General Revolving Commitment has been terminated and no Loans, Letters or Credit or Unpaid Drawings remain outstanding , on the average daily amount of the Total General Revolving Commitment, whether used or unused, at the Applicable Facility Fee Rate, payable quarterly in arrears on the last Business Day of each March, June, September and December and the date the Total General Revolving Commitment is terminated.

                  As used herein, the term "APPLICABLE FACILITY FEE RATE" means the particular rate per annum determined by the Administrative Agent in accordance with the Pricing Grid Table which appears in section 2.8(g) hereof, based on the Borrower's ratio of Total Indebtedness to Consolidated EBITDA, as computed in accordance with section 9.6(a) hereof, and such Pricing Grid Table, and the following provisions:

                           (i)  Initially, until changed hereunder in
                  accordance with the following provisions, the Applicable Facility Fee Rate will be 50 basis points per annum.

                           (ii) Commencing with the fiscal quarter of the
                  Borrower ended on or nearest to December 31, 1999, and continuing for each fiscal quarter thereafter, the Administrative Agent will determine the Applicable Facility Fee Rate in accordance with the Pricing Grid Table, based on the Borrower's ratio of Total Indebtedness to Consolidated EBITDA, as computed in accordance with section 9.6(a) hereof, and such Pricing Grid Table. Changes in the Applicable Facility Fee Rate shall be made and effective as of the same date as is provided in section 2.8(g) in the case of the determination or re-determination of the Applicable Eurodollar Margin. If any such change in the Applicable Facility Fee Rate is retroactive to a date in a period for which the Facility Fee has already been paid, the Borrower will immediately pay to the Administrative Agent for the account of the Lenders all additional Facility Fee due by reason of such increased Applicable Facility Fee Rate.

                           (iii) Notwithstanding the above provisions, during any period when (1) the Borrower has failed to timely deliver its consolidated financial statements referred to in section 8.1(a) or (b), accompanied by the certificate and calculations referred to in section 8.1(c), (2) a Default under section 10.1(a) has occurred and is continuing, or (3) an Event of Default has occurred and is continuing, the Applicable Facility Fee Rate shall be the highest rate per annum indicated therefor in the Pricing Grid Table, regardless of the Borrower's ratio of Total Indebtedness to Consolidated EBITDA at such time.

                           (iv) Any changes in the Applicable Facility Fee Rate shall be determined by the Administrative Agent in accordance with the above provisions and the Administrative Agent will promptly provide notice of such determinations to the Borrower and the Lenders. Any such determination by the Administrative Agent pursuant to this section 4.1(a) shall be conclusive and binding absent manifest error.

For the avoidance of doubt, it is agreed that the above changes in section 4.1(a) of the Credit Agreement shall in no event result in a lower Applicable Facility Fee Rate than would have been applicable if this Amendment had not been executed and delivered.

         1.6. ADDITIONAL MANDATORY REDUCTION OF TOTAL GENERAL REVOLVING COMMITMENT---CERTAIN PROCEEDS OF EQUITY SALES. Effective on the Effective Date of this Amendment provided for in section 4 hereof, a new section 4.3(d) is added to the Credit Agreement, reading in its entirety as follows:

                  (d) The Total General Revolving Commitment shall be permanently reduced, without premium or penalty, at the time that any mandatory prepayment of General Revolving Loans would be made pursuant to section 5.2(f) if General Revolving Loans were then outstanding in the full amount of the Total General Revolving Commitment, in an amount at least equal to the required prepayment of principal of General Revolving Loans which would be required to be made in such circumstance; PROVIDED that in no event shall the Total General Revolving Commitment be required to be reduced pursuant to this section 4.3(d) to an amount which, when taken together with the aggregate principal amount of Indebtedness, other than the Obligations, included in Total Senior Indebtedness then outstanding, would be less than 3.50 times the Borrower's Consolidated EBITDA for its most recent fiscal quarter or quarters ended June 30, 1999 or subsequent thereto (annualized to a period of 4 fiscal quarters in the case of any such period which consists of less than 4 consecutive fiscal quarters all of which end June 30, 1999 or later). Any such reduction shall apply to proportionately and permanently reduce the General Revolving Commitment of each of the affected Lenders, and any partial reduction of the Total General Revolving Commitment pursuant to this section 4.3(d) shall be in the amount of at least $1,000,000 (or, if greater, in integral multiples of $1,000,000). The Borrower will provide at least three (or such lesser number as the Administrative Agent may permit in the exercise of reasonable discretion) Business Days' prior written notice (or telephonic notice confirmed in writing) to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), of any reduction of the Total General Revolving Commitment pursuant to this section 4.3(d), specifying the date and amount of the reduction.


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

       1.7. MANDATORY PREPAYMENTS. (a) Effective on the Effective Date of this Amendment provided for in section 4 hereof, section 5.2(d) of the Credit Agreement is amended to read in its entirety as follows:

              (d) CERTAIN PROCEEDS OF ASSET SALES. If during the fiscal year of the Borrower beginning on July 1, 1999, or any subsequent fiscal year, the Borrower and its Subsidiaries have received any Cash Proceeds during such fiscal year from one or more Asset Sales (other than the Excluded Asset Sales), not later than the third Business Day following the date of receipt of any such Cash Proceeds an amount, conforming to the requirements as to the amount of partial prepayments contained in section 5.1, at least equal to 100% of the Net Cash Proceeds then received from any such Asset Sale shall be applied as a mandatory prepayment of principal of, FIRST, the then outstanding General Revolving Loans, if any, and SECOND, after all outstanding General Revolving Loans have been paid in full, the then outstanding Swing Line Revolving Loans, if any. As used herein, the term "EXCLUDED ASSET SALES" shall mean any Asset Sale of the business and assets which, for purposes of identification, were operated as of June 30, 1999 as (i) the Vanguard Packaging operations,
       (ii) the Medical Supply Division, and/or (iii) the Durable Medical Equipment Division.

       (b) Effective on the Effective Date of this Amendment provided for in section 4 hereof, section 5.2(f) of the Credit Agreement is redesignated as section 5.2(g) and a new section 5.2 (f) is added to the Credit Agreement, reading in its entirety as follows:

              (f) MANDATORY PREPAYMENT---CERTAIN PROCEEDS OF EQUITY SALES. Not later than the Business Day following the date of the receipt by the Borrower and/or any Subsidiary of the cash proceeds (net of underwriting discounts and commissions, placement agent fees and other customary fees and costs associated therewith) from any sale or issuance of equity securities by the Borrower or any Subsidiary after June 30, 1999 (other than (i) any inter-company sale to the Borrower or any Subsidiary and
       (ii) any sale or issuance to management, employees (or key employees) or directors pursuant to stock option, stock purchase or similar plans for the benefit of management, employees (key employees) or directors generally), the Borrower will prepay the principal of FIRST, the outstanding General Revolving Loans, if any, and SECOND, after no General Revolving Loans are outstanding, the outstanding Swing Line Revolving Loans, if any, in an aggregate amount, conforming to the requirements as to the amounts of partial prepayments contained in section 5.1, which is not less than (x) 100% of such net proceeds, or (y) if less, an amount equal to the then aggregate outstanding principal amount of the outstanding Loans, if any.

         1.8. NO MATERIAL ADVERSE CHANGE. Effective on the Effective Date of this Amendment provided for in section 4 hereof, section 7.9 of the Credit Agreement is amended to read in its entirety as follows:

              7.9. NO MATERIAL ADVERSE CHANGE. Since June 30, 1999, there has been no change in the condition, business or affairs of the Borrower and its Subsidiaries taken as a whole, or their properties and assets considered as an entirety, except for changes, none of which, individually or in the aggregate, has had or could reasonably be expected to have, a Material Adverse Effect.

       1.9. ADDITIONAL MONTHLY AND OTHER REPORTING REQUIREMENTS.. Effective on the Effective Date of this Amendment provided for in section 4 hereof, section
8.1 of the Credit Agreement is amended by adding a new paragraph (k) at the end thereof, reading in its entirety as follows:

              (k) CERTAIN MONTHLY AND OTHER REPORTS. (i) As soon as practicable and in any event within 20 working days after the end of each calendar month, commencing with July 1999 and continuing for the next 12 calendar months, a written report certified by a responsible financial or accounting officer of the Borrower, reasonably satisfactory in form, scope and detail to the Administrative Agent, as to (i) the consolidated condensed balance sheet, and related consolidated condensed income statement and statement of cash flows of the Borrower and its consolidated Subsidiaries for such month, (ii) the amounts and specific financial or investment institution accounts in which the same are held of all cash and Cash Equivalent balances of the Borrower and its consolidated Subsidiaries as at the end of such month, and (iii) the aging of the accounts receivable of the Borrower and its Subsidiaries on a consolidated basis, displayed for the principal categories or classifications of account debtors (such as Medicare, Medicaid, Private Pay, etc.).

              (ii) As soon as practicable and in any event within one month following each fiscal quarter, a written report certified by a responsible financial or accounting officer of the Borrower, reasonably satisfactory in form, scope and detail to the Administrative Agent, as to
       (x) the aging of the accounts receivable of the Borrower and its Subsidiaries on a consolidated basis, (y) charge-offs or write-offs of accounts receivable and any increases or decreases in reserves for delinquent or unrecoverable accounts receivable, and (z) the amounts of the accounts receivable of the Borrower and its Subsidiaries on a consolidated basis, which is owed by (x) the principal categories or classifications of account debtors (such as Medicare, Medicaid, Private Pay, etc.), and (y) the 10 account debtors with the largest outstanding balances.

       1.10. SENIOR DEBT. Effective on the Effective Date of this Amendment provided for in section 4 hereof, section 8.13 of the Credit Agreement is amended to read in its entirety as follows:

               8.13. SENIOR DEBT. The Borrower will at all times ensure that the claims of the Lenders in respect of the Obligations of the Borrower will in all respects rank prior to the claims of every unsecured creditor of the Borrower, and any Indebtedness of the Borrower which is subordinated in any manner to the claims of any other creditor of the Borrower will be subordinated in like manner to such claims of the Lenders.

       1.11. ADDITIONAL SECURITY DOCUMENTS. Effective on the Effective Date of this Amendment provided for in section 4 hereof, section 8.11 of the Credit Agreement is amended to read in its entirety as follows:

              8.11. ADDITIONAL SECURITY; FURTHER ASSURANCES. In the event that at any time after June 30, 1999 the Borrower or any of its Subsidiaries owns or holds an interest in any Real Property, assets, stock, securities or any other property or interest, located within or outside of the United States or arising out of business conducted from any location within or outside the United States, which is not at the time included in the Collateral and is not subject to a Permitted Lien securing Indebtedness (all of the foregoing, "UNCOLLATERALIZED PROPERTY"), the Borrower will notify the Administrative Agent in writing of such event, identifying the Uncollateralized Property in question and referring specifically to the rights of the Administrative Agent and the Lenders under this section 8.11; PROVIDED that notwithstanding the foregoing, (x) the Borrower need not notify the Administrative Agent under this section 8.11(a) of any leasehold interest which is acquired or held by the Borrower or any Subsidiary unless the same involves a nominal or bargain purchase price option, and (y) the Borrower need not notify the Administrative Agent under this section 8.11(a) of the ownership by the Borrower or any of its Subsidiaries of any Real Property if such Real Property was owned by the Borrower or any of its Subsidiaries as of June 30, 1999.

              (b) The Borrower will, or will cause an applicable Subsidiary to, within 30 days following request by the Collateral Agent (who may make such request only upon written instructions from the Required Lenders, issued by the Required Lenders, in their sole respective discretion, following review of any monthly, quarterly or annual financial information regarding the Borrower and its Subsidiaries which is furnished pursuant to section 8.1 of this Agreement for any period subsequent to June 30, 1999), grant the Collateral Agent for the benefit of the Secured Creditors (as defined in the Security Documents) security interests and mortgages or deeds of trust, pursuant to new documentation (each an "ADDITIONAL SECURITY DOCUMENT") or joinder in any existing Security Document to which it is not already a party, in all of the Uncollateralized Property as to which the Administrative Agent has notified the Borrower that the same is required to be included in the Collateral, SUBJECT to obtaining any required consents from third parties (including third party lessors and co-venturers) necessary to be obtained for the granting of a Lien on any particular Uncollateralized Property (with the Borrower hereby agreeing to use, and to cause its Subsidiaries to use, reasonable best efforts to obtain such consents), and ALSO SUBJECT to the provisions of section 8.10(b).

              (c) Each Additional Security Document (i) shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Administrative Agent, which documentation shall in the case of Real Property owned in fee be accompanied by such Phase I environmental reports or assessments, a mortgage policy of title insurance (subject to a standard survey exception), and other supporting documentation requested by and reasonably satisfactory in form and substance to the Administrative Agent; and (ii) shall constitute a valid and enforceable perfected Lien upon the interests or properties so included in the Collateral, subject to no other Liens except those permitted by section
       9.3 or otherwise agreed to by the Administrative Agent at the time of perfection thereof and (in the case of Real Property or interests therein) such other encumbrances as may be set forth in the mortgage policy, if any, relating to such Additional Security Document which shall be delivered to the Collateral Agent together with such Additional Security Document and which shall be satisfactory in form and substance to the Collateral Agent and the Administrative Agent. The Borrower, at its sole cost and expense, will cause each Additional Security Document or instruments related thereto to be duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens created thereby required to be granted pursuant to the Additional Security Document, and will pay or cause to be paid in full all taxes, fees and other charges payable in connection therewith. Furthermore, if so requested in writing by the Collateral Agent (who may make such request only upon written instructions from the Required Lenders, issued by the Required Lenders, in their sole respective discretion, following review of any monthly, quarterly or annual financial information regarding the Borrower and its Subsidiaries which is furnished pursuant to section 8.1 of this Agreement for any period subsequent to June 30, 1999), the Borrower shall cause to be delivered to the Collateral Agent such opinions of local counsel, appraisals (if required under section 8.11(e) below), title insurance, environmental assessments and other related documents as may be reasonably requested by the Collateral Agent in connection with the execution, delivery and recording of any Additional Security Document, all of which documents shall be in form and substance reasonably satisfactory to the Collateral Agent and the Administrative Agent, except that no leasehold mortgage or title insurance shall be required for any leasehold properties (unless the lessee has a nominal or bargain purchase option).

              (d) The Borrower will, and will cause each of its Subsidiaries to, at the expense of the Borrower, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such conveyances, financing statements, transfer endorsements, powers of attorney, certificates, and other assurances or instruments and take such further steps relating to the

       Collateral covered by any of the Security Documents as the Collateral Agent may reasonably require. If at any time the Collateral Agent determines, based on applicable law, that all applicable taxes (including, without limitation, mortgage recording taxes or similar charges) were not paid in connection with the recordation of any mortgage or deed of trust, the Borrower shall promptly pay the same upon demand.

              (e) The Borrower will if requested by any Lender at any time, in order to meet any legal requirement applicable to such Lender, provide to the Collateral Agent and the Lenders, at the sole cost and expense of the Borrower, appraisals and other supporting documentation relating to any mortgage or deed of trust delivered as an Additional Security Document hereunder, as specified by any Lender, meeting the appraisal and other documentation requirements of the Real Estate Reform Amendments of the Financial Institution Reform, Recovery and Enforcement Act of 1989, as amended, or any other legal requirements applicable to any Lender, which in the case of any such appraisal shall be prepared by one or more valuation firms of national standing, acceptable to the Required Lenders, utilizing appraisal standards satisfying such Amendments, Act or other legal requirements.

              (f) For the avoidance of doubt, the Borrower shall have no obligation to cause to be delivered any survey of a Real Property subjected to a mortgage or deed of trust so as to permit a title company to eliminate by endorsement the "survey exception" to the title policy for such Real Property.

              (g) Notwithstanding the foregoing provisions of this section
       8.11, in the event the Administrative Agent notifies the Borrower that the Required Lenders have determined on the basis of an environmental report or assessment delivered by the Borrower pursuant to the provisions of section 8.11(c) that an Additional Security Document encumbering any particular Real Property should not be delivered under this section 8.11, the Borrower shall be relieved of its obligation in this section 8.11 to deliver or cause to be delivered an Additional Security Document in the form of a mortgage, deed of trust or similar instrument covering such Real Property, SUBJECT to any later determination by the Required Lenders notified to the Borrower by the Administrative Agent that an Additional Security Document in the form of a mortgage, deed of trust or similar instrument covering such Real Property should be executed and delivered hereunder.

              (h) As promptly as practicable after the date (i) any Credit
       Party has any Collateral located in a jurisdiction as to which the Administrative Agent shall not previously have received a lien search report listing all effective UCC financing statements and other Liens filed against such Credit Party in such jurisdiction and containing copies of all such effective UCC financing statements and other Lien documents, (ii) any person first becomes a Credit Party, or (iii) any UCC financing statement or Security Document is filed against any Credit Party to perfect security interests granted pursuant to the Security Agreement or any other Security Document, the Borrower will, at its expense, cause to be delivered to the Administrative Agent and the Lenders search reports listing all effective UCC financing statements and other Lien documents filed against such person or Credit Party in each applicable jurisdiction and containing copies of all such effective UCC financing statements and other Lien documents. In addition, whenever requested by the Administrative Agent, but not more frequently than once in any 12-month period, the Borrower will promptly provide the Administrative Agent and the Lenders with such new or updated title, lien, judgment, patent, trademark and UCC financing statement searches or reports as to the Borrower or any of its Subsidiaries, or any Collateral of any Credit Party, as the Administrative Agent may specify to the Borrower in its request.

              (i) The Collateral Agent is authorized, without the consent of any of the Lenders, to enter into any modification of any Security Document which the Collateral Agent reasonably believes is required to conform to the mandatory requirements of local law, or to local customs followed by financial institutions with respect to similar collateral documents involving property located in any particular jurisdiction, in the case of any Security Document relating to property located in a particular jurisdiction which imposes a tax with respect to such Security Document based on the amount of the obligations secured thereby, expressly limit the amount of such secured obligations which are secured by such property to such amount as, in the Collateral Agent's good faith judgment, is appropriate so that the amount of such tax is reasonable in light of the estimated value of the property located in such jurisdiction, and/or designate the amount of title insurance coverage for any title insurance policy provided hereunder in an amount reasonably believed by the Collateral Agent to be representative of the fair value of the property covered thereby.

              (j) The Borrower will provide the Administrative Agent with sufficient copies of each Additional Security Document and any additional supporting documents delivered in connection therewith for distribution of copies thereof to the Lenders, and the Administrative Agent will promptly so distribute such copies.

       1.12. ACQUISITIONS. Effective on the Effective Date of this Amendment provided for in section 4 hereof, section 9.2(d) of the Credit Agreement is amended to read in its entirety as follows:

              (d) ACQUISITIONS: if no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower or any Subsidiary may make any Acquisition which has been approved in writing by the Required Lenders, PROVIDED that no Acquisition may be consummated which is actively opposed by the Board of Directors (or similar governing body) of the selling person or the person whose equity interests are to be acquired unless all of the Lenders consent in writing to such Acquisition;

       1.13. INDEBTEDNESS. Effective on the Effective Date of this Amendment provided for in section 4 hereof, section 9.4 of the Credit Agreement is amended to read in its entirety as follows:

              9.4. INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness of the Borrower or any of its Subsidiaries,
       EXCEPT:

                     (a) Indebtedness incurred under this Agreement and the
              other Credit Documents;

                     (b) Indebtedness of the Borrower or any Subsidiary in
              respect of Capital Leases; PROVIDED that the aggregate Capitalized Lease Obligations of the Borrower and its Subsidiaries, plus the aggregate outstanding principal amount of Indebtedness permitted under clause (c) below, shall not exceed $5,000,000 in the aggregate at any time outstanding, and at the time of any incurrence thereof after the date hereof, and after giving effect thereto, no Event of Default shall have occurred and be continuing or would result therefrom;

                     (c) Indebtedness of the Borrower or any Subsidiary subject to Liens permitted by section 9.3(j), including any guaranty by the Borrower of any such Indebtedness; PROVIDED that the aggregate principal amount of such Indebtedness shall not exceed

              $2,000,000 in the aggregate at any time outstanding, and at the time of any incurrence thereof after the date hereof, and after giving effect thereto, no Event of Default shall have occurred and be continuing or would result therefrom;

                     (d) the Subordinated Indebtedness evidenced by the
              Convertible Subordinated Debentures due 2004 in the aggregate principal amount of $100,000,000;

                     (e) any refinancing, extension, renewal or refunding of any
              Subordinated Indebtedness permitted by the foregoing clause (d) not involving an increase in the principal amount thereof, a reduction of more than 10% in the remaining weighted average life to maturity thereof (computed in accordance with standard financial practice), or any changes in the terms of subordination applicable thereto which is adverse to the interests of the Lenders;

                     (f) the subordinated guaranties of Subsidiaries of the
              Borrower with respect to the Subordinated Indebtedness referred to in clauses (d) and (e) above, PROVIDED the terms of such subordination are substantially the same as contained in the subordinated guaranties originally issued in support of the Convertible Subordinated Debentures due 2004;

                     (g) Existing Indebtedness, and any refinancing, extension, renewal or refunding of any such Existing Indebtedness not involving an increase in the principal amount thereof or a reduction of more than 10% in the remaining weighted average life to maturity thereof (computed in accordance with standard financial practice);

                     (h) Indebtedness of the Borrower or any Subsidiary under
              Hedge Agreements entered into in the ordinary course of business;

                     (i) Indebtedness of the Borrower to any of its
              Subsidiaries, and Indebtedness of any of the Borrower's Subsidiaries to the Borrower or to another Subsidiary of the Borrower, in each case to the extent permitted under section 9.5;

                     (j) Guaranty Obligations permitted under section 9.5; and

                     (k) additional unsecured Indebtedness of the Borrower not
              in excess of $2,000,000 aggregate principal amount outstanding at any time, to the extent not otherwise permitted pursuant to the foregoing clauses, PROVIDED that at the time of incurrence thereof, and after giving effect thereto, the Borrower will be in compliance with sections 9.6, 9.7 and 9.8, and no Event of Default shall have occurred and be continuing or would result therefrom.

       1.14. ADDITIONAL SCHEDULED EXISTING INDEBTEDNESS. Effective on the Effective Date of this Amendment provided for in section 4 hereof, Annex III of the Credit Agreement is amended to add thereto an appropriate reference to miscellaneous Capital Leases outstanding at June 30, 1999, in the aggregate amount of not more than $4,000,000.

       1.15. GUARANTEES. Effective on the Effective Date of this Amendment provided for in section 4 hereof, section 9.5(p) of the Credit Agreement is amended to read in its entirety as follows:

              (p) if no Event of Default shall have occurred and be continuing, or would result therefrom, unsecured Guaranty Obligations not otherwise permitted by the foregoing clauses, made after June 30, 1999, covering up to $2,000,000 aggregate principal amount of Indebtedness outstanding at any time, shall be permitted to be incurred.

       1.16. ADDITIONAL SCHEDULED GUARANTEES. Effective on the Effective Date of this Amendment provided for in section 4 hereof, Annex V of the Credit Agreement is amended to add the following item:

         2. Miscellaneous guaranties outstanding at June 30, 1999, in the aggregate amount of not more than $3,000,000.

       1.17. FINANCIAL COVENANTS. Effective on the Effective Date of this Amendment provided for in section 4 hereof, sections 9.6, 9.7, 9.8 and 9.9 of the Credit Agreement are amended to read in their entirety as follows:

              9.6. LEVERAGE RATIOS. (a) TOTAL LEVERAGE RATIO. The Borrower will not at any time permit the ratio of (i) the amount of its Total Indebtedness at such time to (ii) its Consolidated EBITDA for its Testing Period most recently ended, to exceed the ratio specified below for any Testing Period:


         ==================================================================================
                            TESTING PERIOD                                RATIO

         ==================================================================================
         Testing Period ended on or nearest to September 30,          4.85 to 1.00
         1999
         ----------------------------------------------------------------------------------
         Testing Period ended on or nearest to December 31,           5.10 to 1.00
         1999
         ----------------------------------------------------------------------------------
         Testing Period ended on or nearest to                        5.45 to 1.00
         March 31, 2000
         ----------------------------------------------------------------------------------
         Testing Period ended on or nearest to                        5.25 to 1.00
         June 30, 2000
         ----------------------------------------------------------------------------------
         Testing Period ended on or nearest to September 30,          5.00 to 1.00
         2000
         ----------------------------------------------------------------------------------
         Testing Period ended on or nearest to December 31,           4.75 to 1.00
         2000 and any Testing Period thereafter

         ==================================================================================

              (b) SENIOR LEVERAGE RATIO. The Borrower will not at any time permit the ratio of (i) the amount of its Total Senior Indebtedness at such time to (ii) its Consolidated EBITDA for its Testing Period most recently ended, to exceed the ratio specified below for any Testing
       Period:


         ==================================================================================
                            TESTING PERIOD                                RATIO

         ==================================================================================
         Testing Period ended on or nearest to September 30,          3.400 to 1.00
         1999
         ----------------------------------------------------------------------------------
         Testing Period ended on or nearest to December 31,           3.575 to 1.00
         1999
         ----------------------------------------------------------------------------------
         Testing Period ended on or nearest to                        3.825 to 1.00
         March 31, 2000
         ----------------------------------------------------------------------------------
         Testing Period ended on or nearest to                        3.675 to 1.00
         June 30, 2000
         ----------------------------------------------------------------------------------
         Testing Period ended on or nearest to September 30,          3.500 to 1.00
         2000
         ----------------------------------------------------------------------------------
         Testing Period ended on or nearest to December 31,           3.250 to 1.00
         2000 and any Testing Period thereafter

         ==================================================================================

              9.7. COVERAGE RATIO. The Borrower will not at any time permit the ratio of (i) its Consolidated EBITDA for any Testing Period, minus the amount of its Consolidated Capital Expenditures for such Testing Period, to (ii) its Consolidated Interest Expense for such Testing Period, to exceed the ratio specified below for any applicable Testing Period; PROVIDED, that in computing Consolidated Capital Expenditures for any Testing Period ended on or prior to March 31, 2000, the Consolidated Capital Expenditures for such Testing Period shall be determined on an annualized basis using the Consolidated Capital Expenditures for the period from July 1, 1999 through the end of such Testing Period as the basis for such annualization:


         ==================================================================================
                            TESTING PERIOD                                RATIO

         ==================================================================================
         Testing Period ended on or nearest to September 30,          2.200 to 1.00
         1999
         ----------------------------------------------------------------------------------
         Testing Period ended on or nearest to December 31,           1.950 to 1.00
         1999
         ----------------------------------------------------------------------------------
         Testing Period ended on or nearest to                        1.675 to 1.00
         March 31, 2000
         ----------------------------------------------------------------------------------
         Testing Period ended on or nearest to                        1.725 to 1.00
         June 30, 2000
         ----------------------------------------------------------------------------------


         ==================================================================================
                            TESTING PERIOD                                RATIO

         ==================================================================================
         Testing Period ended on or nearest to September 30,          1.800 to 1.00
         2000 and any Testing Period thereafter

         ==================================================================================


              9.8. MINIMUM CONSOLIDATED EBITDA. The Borrower will not permit its Consolidated EBITDA for any Testing Period consisting of its fiscal quarter then most recently ended to be less than the amount indicated below for such Testing Period:


         ==================================================================================
                                                               MINIMUM CONSOLIDATED EBITDA
                            TESTING PERIOD
         ==================================================================================
         Testing Period consisting of single fiscal quarter            $14,250,000
         ended on or nearest to September 30, 1999
         ----------------------------------------------------------------------------------
         Testing Period consisting of single fiscal quarter            $14,500,000
         ended on or nearest to December 31, 1999
         ----------------------------------------------------------------------------------
         Testing Period consisting of single fiscal quarter            $14,750,000
         ended on or nearest to
         March 31, 2000
         ----------------------------------------------------------------------------------
         Testing Period consisting of single fiscal quarter            $15,000,000
         ended on or nearest to
         June 30, 2000
         ----------------------------------------------------------------------------------
         Testing Period consisting of single fiscal quarter            $15,250,000
         ended on or nearest to September 30, 2000 and any
         Testing Period consisting of any single fiscal
         quarter thereafter

         ==================================================================================


       The amounts specified in the above table shall be subject to adjustment in accordance with the following provisions:

                     (i) In the event the Borrower and/or its Subsidiaries
              completes any Acquisition after June 30, 1999 and before the beginning of any Testing Period identified in the above table, the amounts for such Testing Period and for all subsequent Testing Periods in such table shall each be increased by 94% of the consolidated earnings before interest, income taxes, depreciation and amortization attributable to the business and assets acquired in each such Acquisition for its most recent fiscal quarter preceding the date such

              Acquisition is completed. Promptly after it completes an Acquisition referred to in the preceding sentence, the Borrower will provide to the Administrative Agent such financial statements and other information as may be required by the Administrative Agent to determine the amount of any such increase. The amount of any such increase shall be determined by the Administrative Agent in good faith and the Administrative Agent will promptly provide notice of such determination to the Borrower and the Lenders. Any such determination by the Administrative Agent pursuant to this paragraph (i) shall be conclusive and binding absent manifest error.

                     (ii) In the event the Borrower and/or its Subsidiaries
              completes any sale or disposition of a Subsidiary or other Asset Sale after June 30, 1999, the amounts for the then current and any subsequent Testing Periods in such table shall each be decreased by an amount equal to 94% of the consolidated earnings before interest, income taxes, depreciation and amortization attributable to the business and assets so sold or disposed of, for the remaining portion of the Testing Period in which such sale or disposition occurs and for any subsequent Testing Period, based on the appropriate financial information for the most recent fiscal quarter preceding the date such sale or disposition is completed. Promptly after it completes a sale or disposition referred to in the preceding sentence, the Borrower will provide to the Administrative Agent such financial statements and other information as may be required by the Administrative Agent to determine the amount of any such decrease. The amount of any such decrease shall be determined by the Administrative Agent in good faith and the Administrative Agent will promptly provide notice of such determination to the Borrower and the Lenders. Any such determination by the Administrative Agent pursuant to this paragraph (ii) shall be conclusive and binding absent manifest error.

              9.9. MINIMUM CONSOLIDATED NET WORTH; NO DIVIDENDS, ETC. The Borrower will not permit its Consolidated Net Worth at any time to be less than $268,000,000, EXCEPT that (i) effective as of the end of the Borrower's fiscal quarter ended December 31, 1999, and as of the end of each fiscal quarter thereafter, the foregoing amount (as it may from time to time be increased as herein provided), shall be increased by 50% of the Consolidated Net Income of the Borrower and its Subsidiaries for the fiscal quarter ended on such date, if any, without deduction for minority interests, as determined in conformity with GAAP (there being no reduction in the case of any such Consolidated Net Income which reflects a deficit), and (ii) the foregoing amount (as it may from time to time be increased as herein provided), shall be increased by (A) an amount equal to 100% of the cash proceeds (net of underwriting discounts and commissions and other customary fees and costs associated therewith) from any sale or issuance of equity by the Borrower after June 30, 1999 (other than any sale or issuance to management or employees pursuant to employee benefit plans of general application), plus (B) the principal amount of any Indebtedness which after June 30, 1999 is converted or exchanged into equity securities of the Borrower.

              (b) The Borrower will not directly or indirectly declare, order, pay or make any dividend (other than dividends payable solely in common stock of the Borrower) or other distribution on or in respect of any capital stock of any class of the Borrower, whether by reduction of capital or otherwise, or directly or indirectly make, or permit any of its Subsidiaries to directly or indirectly make, any purchase, redemption, retirement or other acquisition of any capital stock of any class of the Borrower (other than for a consideration consisting solely of capital stock of the same class of the Borrower) or of any warrants, rights or options to acquire or any securities convertible into or exchangeable for any capital stock of the Borrower, except that the Borrower may make any cash payments in lieu of fractional shares in connection with the conversion into common stock of the Borrower of any of the Borrower's Convertible Subordinated Debentures due 2004.

       1.18. RELEASE OF COLLATERAL. Effective on the Effective Date of this Amendment provided for in section 4 hereof, the reference to "section 8.11(b)" in clause (iv) of section 12.12 of the Credit Agreement is changed to "this Agreement".

       1.19. CONCERNING THE FORMER INTEREST COVERAGE RATIO FINANCIAL COVENANT. For the avoidance of doubt, and in light of the elimination of the financial covenant which had been contained in section 9.8 of the Credit Agreement, and which had required that the Borrower's Interest Coverage Ratio not be less than the required minimum Interest Coverage Ratios specified therein, which elimination is being effected by this Amendment, the Lenders party hereto hereby confirm and agree that (i) compliance with section 9.8 of the Credit Agreement for the period ending June 30, 1999, is waived, and (ii) during the period from June 30, 1999 to the Effective Date of this Amendment provided for in section 4 hereof, no Default or Event of Default solely attributable to section 9.8 of the Credit Agreement shall be deemed to have occurred.


       1.20. PLEDGE AGREEMENT. Effective on the Effective Date of this Amendment provided for in section 4 hereof, section 18(b) of the Pledge Agreement, which had provided for termination of the Pledge Agreement at the option of the Borrower under certain circumstances, shall be of no further force or effect. Except as expressly modified and superseded by the preceding sentence, the terms and provisions of the Pledge Agreement are ratified and confirmed and shall continue in full force and effect. If required by the Administrative Agent, the Borrower will, and will cause any other Credit Party which is a party to the Pledge Agreement to, enter into a separate amendment of the Pledge Agreement which gives effect to the foregoing.


         2. SECTION REPRESENTATIONS AND WARRANTIES.

         The Borrower represents and warrants as follows:

       2.1. AUTHORIZATION AND VALIDITY OF AMENDMENT, ETC. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

       2.2. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Credit Parties contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made.

       2.3. NO EVENT OF DEFAULT. No condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default.

       2.4. COMPLIANCE. The Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Credit Documents to which it is a party; and without limitation of the foregoing, each Subsidiary of the Borrower which, as of the date hereof, is required to be a Subsidiary Guarantor, has as on or prior to the date hereof become a Subsidiary Guarantor under the Subsidiary Guaranty.

       2.5. FINANCIAL STATEMENTS, ETC. The Borrower has furnished to the Lenders and the Administrative Agent complete and correct copies of:

              (a) the audited consolidated balance sheets of the Borrower and its consolidated subsidiaries as of June 30, 1997, and June 30, 1998, and the related audited consolidated statements of income, stockholders' equity, and cash flows for the fiscal years then ended, accompanied by the unqualified report thereon of the Borrower's independent accountants; and

              (b) the unaudited condensed consolidated balance sheets of the Borrower and its consolidated subsidiaries as of March 31, 1999, and the related unaudited condensed consolidated statements of income and of cash flows of the Borrower and its consolidated subsidiaries for the fiscal quarter or quarters then ended, as contained in the Form 10-Q Quarterly Report of the Borrower filed with the SEC.

All such financial statements have been prepared in accordance with GAAP, consistently applied (except as stated therein), and fairly present the financial position of the Borrower and its consolidated subsidiaries as of the respective dates indicated and the consolidated results of their operations and cash flows for the respective periods indicated, subject in the case of any such financial statements which are unaudited, to the absence of footnotes and to normal audit adjustments which the Borrower reasonably believes will not involve a Material Adverse Effect.

       2.6. RECENT FINANCIAL PROJECTIONS, ETC. The Borrower has delivered or caused to be delivered to the Lenders, prior to the execution and delivery of this Amendment, financial projections prepared by management of the Borrower for the Borrower and its Subsidiaries consisting of, among other things, a projected balance sheet, income statement and cash flow statement for its fiscal year ended June 30, 2000, and projected income statements for its fiscal years ended June 30, 2001 and 2002 (the "RECENT FINANCIAL PROJECTIONS"). The Recent Financial Projections were prepared on behalf of the Borrower in good faith after taking into account the existing and historical levels of business activity of the Borrower and its Subsidiaries, trends known to the Borrower, including general economic trends, and all other information, assumptions and estimates considered by management of the Borrower and its Subsidiaries to be pertinent thereto. The Recent Financial Projections were considered by management of the Borrower, as of such date of preparation, to be realistically achievable; PROVIDED, that no representation or warranty is made as to the impact of future general economic conditions or as to whether the Borrower's projected consolidated results as set forth in the Recent Financial Projections will actually be realized. No material facts have become known to the Borrower subsequent to the date of preparation of the Recent Financial Projections and prior to the date hereof which, if they had been appropriately reflected in the Recent Financial Projections, would have resulted in a material adverse change in the assets, liabilities, results of operations or cash flows reflected therein.

       2.7. FEE OWNERSHIP OF REAL PROPERTY. At the date of this Amendment, neither the Borrower nor any of its Subsidiaries is the fee owner of any Real Property, other than the 5 facilities located at (i) 90 Glade Drive, Kittaning, Pennsylvania (the Borrower), (ii) 12 East Second Street, Kaukauna, Wisconsin (NCS HealthCare of Wisconsin, Inc.), (iii) 90 Glade Drive, Kittaning, Pennsylvania (NCS HealthCare of Pennsylvania, Inc.), (iv) 110 Davis Farm Road, Portland, Maine (Uni-Care Health Services of Maine, Inc.)

and (v) 835 North L. Rogers Wells Blvd., Glasgow, Kentucky (NCS HealthCare of Kentucky, Inc.), which in the aggregate have a net book value on the consolidated financial statements of the Borrower of less than $2,500,000. (For the avoidance of doubt, it is noted that the Lenders have determined at the present time not to require that any such Real Property be subjected to a mortgage or deed of trust as security for the Obligations, SUBJECT to any later determination by the Required Lenders or the Administrative Agent in accordance with section 8.11 of the Credit Agreement, as amended hereby, to require that any such Real Property be so subjected to a mortgage or deed of trust as security for the Obligations.)


       SECTION 3. RATIFICATIONS.

       Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.


       SECTION 4. BINDING EFFECT.

       This Amendment shall become effective on a date (the "EFFECTIVE DATE"), on or before August 3, 1999, if the following conditions shall have been satisfied on and as of such date:

              (a) EXECUTION OF AMENDMENT. This Amendment shall have been executed by the Borrower and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent; the Acknowledgment and Consent appended hereto shall have been executed by the Credit Parties named therein, and counterparts thereof as so executed shall have been delivered to the Administrative Agent; and the Administrative Agent shall have been notified by the Required Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution).

              (b) FEES. The Borrower shall have paid to the Administrative Agent, in immediately available funds, such nonrefundable fees as have previously been agreed between the Borrower and the Administrative Agent. In addition, the Administrative Agent shall have paid to the Lenders who have entered into this Amendment such fees as have been previously communicated to such Lenders by the Administrative Agent.

              (c) SECURITY AGREEMENT. The Credit Parties named therein shall have duly executed and delivered and there shall be in full force and effect, and original counterparts shall have been delivered to the Administrative Agent, in sufficient quantities for the Lenders, of the Security Agreement (as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, the "SECURITY AGREEMENT"), substantially in the form of Exhibit A attached hereto.

              (d) CORPORATE RESOLUTIONS AND APPROVALS. The Administrative
       Agent shall have received, in sufficient quantity for the Administrative Agent and the Lenders, certified copies of the resolutions of the Board of Directors of the Borrower and each other Credit Party, approving the Credit Documents to which the Borrower or any such other Credit Party, as the case may be, is or may become a party, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the execution, delivery and performance by the Borrower or any such other Credit Party of the Credit Documents to which it is or may become a party.

              (e) INCUMBENCY CERTIFICATES. The Administrative Agent shall have received, in sufficient quantity for the Administrative Agent and the Lenders, a certificate of the Secretary or an Assistant Secretary of the Borrower and of each other Credit Party, certifying the names and true signatures of the officers of the Borrower or such other Credit Party, as the case may be, authorized to sign the Credit Documents to which the Borrower or such other Credit Party is a party and any other documents to which the Borrower or any such other Credit Party is a party which may be executed and delivered in connection herewith.

              (f) OPINION OF COUNSEL. On or prior to the Effective Date of this Amendment, the Administrative Agent shall have received an opinion, addressed to the Administrative Agent and each of the Lenders and dated on or prior to the Effective Date of this Amendment, from Calfee, Halter & Griswold LLP, special counsel to the Borrower, satisfactory in form and substance satisfactory to the Administrative Agent, to the effect that

                     (i) this Amendment, the Acknowledgment and Consent appended hereto and the Security Agreement have been duly authorized by all necessary corporate or other organizational action on the part of, and have been duly executed and delivered by, the Borrower and each other Credit Party which is a party thereto;

                     (ii) the execution, delivery and performance by the
              Borrower and the other Credit Parties of this Amendment and the Security Documents will not

                            (A) conflict with or result in any breach of, any of
                     the terms, covenants, conditions or provisions of,

                            (B) constitute a default under, or

                            (C) result in the creation or imposition of (or the
                     obligation to create or impose) any Lien (other than the Liens created pursuant to the Security Documents) upon any of the property or assets of the Borrower or any of its Subsidiaries pursuant to the terms of, the Indenture relating to the Convertible Subordinated Debentures due 2004;

                     (iii) the Security Agreement is effective as between the
              parties thereto to create a security interest, in favor of the Collateral Agent, as security for the Secured Obligations (as defined therein) in all Collateral (as defined therein) of the Borrower and each other Credit Party which is a party thereto in which a security interest is purported to be created by the Security Agreement, to the extent that such Collateral consists of the type of property in which a security interest may be created under the Uniform Commercial Code as in effect in the State of Ohio; and

                     (iv) no order, consent, approval, license, authorization,
              or validation of, or filing, recording or registration with, or exemption by, any United States federal or Ohio governmental or public body, agency or authority, is required to authorize or is required under the federal laws of the United States or the laws of the State of Ohio as a condition to (A) the execution, delivery and performance by any Credit Party of any Credit Document to which it is a party, or (B) the legality, validity, binding effect or enforceability as against any Credit Party of any Credit Document to which any Credit Party is a party, EXCEPT for (1) the filing and recording of financing statements and other documents necessary in order to perfect the Liens created by the Security Documents, and (2) such filings, orders, consents, approvals or other actions as may be required to be obtained or effected with governmental or public bodies, agencies or authorities, including courts, in connection with any actual or attempted grant or perfection or enforcement of a security interest in, or realization upon, any type of Collateral the possession or alienability of which is subject to specific federal or state requirements or limitations under published laws, regulations, rules or directives, now or hereafter in effect.

              (g) RECORDATION OF SECURITY DOCUMENTS, DELIVERY OF COLLATERAL, TAXES, ETC. The Security Documents (or proper notices or financing statements in respect thereof) shall have been duly recorded, published and filed in such manner and in such places as is required by law to establish, perfect, preserve and protect the rights and security interests of the parties thereto and their respective successors and assigns, all collateral items required to be physically delivered to the Collateral Agent thereunder shall have been so delivered, accompanied by any appropriate instruments of transfer, and all taxes, fees and other charges then due and payable in connection with the execution, delivery, recording, publishing and filing of such instruments and the issue and delivery of the Notes shall have been paid in full.

              (h) EVIDENCE OF INSURANCE. The Collateral Agent shall have received certificates of insurance and other evidence, satisfactory to it, of compliance with the insurance requirements of this Agreement and the Security Documents.

              (i) SEARCH REPORTS. The Administrative Agent shall have received completed requests for information on Form UCC-11, or search reports from one or more commercial search firms acceptable to the Administrative Agent, listing all of the effective financing statements filed against any Credit Party which is a party to any Security Document in any jurisdiction in which such Credit Party maintains an office or in which any Collateral of such Credit Party is located, together with copies of such financing statements.

              (j) PROCEEDINGS AND DOCUMENTS. All corporate and other organizational proceedings of the Credit Parties incident to this Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Agent and the Administrative Agent shall have received from the Credit Parties such documents incident to the transactions completed hereby as it may require.

Thereafter this Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, and each Lender and their respective permitted successors and assigns. After this Amendment becomes effective, the Administrative Agent will promptly furnish a copy of this Amendment to each Lender and the Borrower and advise them of the Effective Date.


       5. SECTION MISCELLANEOUS.

       5.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or other Credit Event shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

       5.2. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

       5.3. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower shall pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all reasonable costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

       5.4. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

       5.5. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

       5.6. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

       5.7. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

       5.8. JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

       5.9. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

NCS HEALTHCARE, INC.                                        KEYBANK NATIONAL ASSOCIATION,
                                                               INDIVIDUALLY AS A LENDER, THE SWING LINE
                                                               LENDER, THE LETTER OF CREDIT ISSUER, AND
BY: /S/  GERALD D. STETHEM                                     AS  THE ADMINISTRATIVE AGENT AND THE
    ------------------------------                             COLLATERAL AGENT
    CHIEF FINANCIAL OFFICER


                                                            BY: /S/  THOMAS J. PURCELL
                                                                ----------------------------
                                                                VICE PRESIDENT

BANK ONE, MICHIGAN                                          NATIONAL CITY BANK,
(FORMERLY NBD BANK),                                            AS A LENDER AND AS CO-AGENT
  AS A LENDER AND AS CO-AGENT

BY: /S/  GARY C. WILSON                                     BY: /S/  CHRIS D. THORNTON
    ------------------------------                              ----------------------------
    FIRST VICE PRESIDENT                                        VICE PRESIDENT


BANK ONE, NA,                                               FIRST UNION NATIONAL BANK
  AS A LENDER AND AS CO-AGENT

BY: /S/  GARY C. WILSON                                     BY: /S/  J. PAUL SOLITARIO
    ------------------------------                              ----------------------------
    FIRST VICE PRESIDENT                                        VICE PRESIDENT


COMERICA BANK                                               MELLON BANK, N. A.


BY: /S/  CRAIG F. DURNO                                     BY: /S/  THOMAS E. CONSTANTINE
    ------------------------------                              ----------------------------
    ASSISTANT VICE PRESIDENT                                    VICE PRESIDENT

HARRIS TRUST AND SAVINGS BANK                               FIRSTAR BANK, NATIONAL ASSOCIATION
                                                            (FORMERLY STAR BANK, N. A.)

BY: /S  STAN C. ROSENDAHL                                   BY: /S/ DAVID J. DANNEMILLER
    ------------------------------                              ----------------------------
    VICE PRESIDENT                                              VICE PRESIDENT


AMSOUTH BANK                                                BANK HAPOALIM B. M.,
                                                                 CHICAGO BRANCH

BY: /S/  DAVID C. STYLES                                    BY: /S/ PHILIP E. GANSCH
    ------------------------------                              ----------------------------
    VICE PRESIDENT                                              VICE PRESIDENT


                                                           AND: /S/  AZARYA D. RESSLER
                                                                ----------------------------
                                                                SVP & BRANCH MANAGER

                           ACKNOWLEDGMENT AND CONSENT

         For the avoidance of doubt, and without limitation of the intent and effect of sections 6 and 10 of the Subsidiary Guaranty (as such term is defined in the Credit Agreement referred to in the Amendment No. 3 to Credit Agreement (the "AMENDMENT"), to which this Acknowledgment and Consent is appended), each of the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Credit Agreement and the Amendment, and (ii) consents to all of the terms and provisions of the Credit Agreement as amended by the Amendment. To the extent any of the undersigned is not already a party to the Subsidiary Guaranty, it hereby joins in and agrees to be bound by the Subsidiary Guaranty as a Guarantor thereunder.

         Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to herein. This Acknowledgment and Consent is for the benefit of the Lenders, the Administrative Agent, the Collateral Agent and any Hedge Creditor (as defined in the Subsidiary Guaranty) which may be a third party beneficiary of the Subsidiary Guaranty or the Pledge Agreement, in its capacity as such third party beneficiary under any Credit Document, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Administrative Agent, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of each of the undersigned. This Acknowledgment and Consent may be executed by any of the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.

NCS HEALTHCARE OF OKLAHOMA, INC.                  NCS SERVICES, INC.                          NCS HEALTHCARE OF MASSACHUSETTS, INC.
NCS HEALTHCARE OF RHODE ISLAND, INC.              NCS HEALTHCARE OF IOWA, INC.                NCS HEALTHCARE OF ARIZONA, INC.
NCS HEALTHCARE OF KANSAS, INC.                    NCS HEALTHCARE OF KENTUCKY, INC.            NCS HEALTHCARE OF MONTANA, INC.
NCS HEALTHCARE OF SOUTH CAROLINA, INC.            NCS HEALTHCARE OF VERMONT, INC.             NCS HEALTHCARE OF MISSOURI, INC.
NCS HEALTHCARE OF OREGON, INC.                    NCS HEALTHCARE OF BEACHWOOD, INC.           NCS HEALTHCARE OF NEW YORK, INC.
NCS HEALTHCARE OF MARYLAND, INC.                  NCS HEALTHCARE OF OHIO, INC.                PHARMASOURCE HEALTHCARE, INC.
NCS HEALTHCARE OF ARKANSAS, INC.                  NCS HEALTHCARE OF MICHIGAN, INC.            NCS HEALTHCARE OF TEXAS, INC.
NCS HEALTHCARE OF CALIFORNIA, INC.                NCS HEALTHCARE OF INDIANA, INC.             NCS HEALTHCARE OF TENNESSEE, INC.
RESCOT SYSTEMS GROUP, INC.                        NCS HEALTHCARE OF ILLINOIS, INC.            NCS HEALTHCARE OF MINNESOTA, INC.
UNI-CARE HEALTH SERVICES, INC.                    NCS HEALTHCARE OF PENNSYLVANIA, INC.        NCS HEALTHCARE OF WISCONSIN, INC.
UNI-CARE HEALTH SERVICES OF MAINE, INC.           NCS HEALTHCARE OF CONNECTICUT, INC.         NCS HEALTHCARE OF NEBRASKA, INC.
NCS HEALTHCARE OF NEW JERSEY, INC.                                                            NCS HEALTHCARE OF NEW MEXICO, INC.
NCS HEALTHCARE OF FLORIDA, INC.                                                               BEACHWOOD HEALTHCARE MANAGEMENT, INC.
NCS HEALTHCARE OF WASHINGTON, INC.
MANAGEMENT & NETWORK SERVICES, INC.



                   BY:       /S/  MICHAEL J. MASCALI
                       -------------------------------------------
                             MICHAEL J. MASCALI, VICE PRESIDENT,
                             ON BEHALF OF EACH OF
                             THE ABOVE CORPORATIONS

NCS HEALTHCARE OF NORTH CAROLINA, INC.

BY:   /S/  KEVIN B. SHAW
    ----------------------------------
      KEVIN B. SHAW, PRESIDENT